Financing with a financial institution	12 Months Ended
Dec. 31, 2022
Financing with a financial institution
Financing with a financial institution

14. Financing with a financial institution

On July 24, 2020, concurrently with the issuance of Series F Preferred Shares, the Group entered into a series of agreements with one financial institution, pursuit to which,

1)	the Group issued Convertible Promissory Note (“Convertible Note”) with the aggregate principal amount of US$27.0 million with simple interest of 7% per annum. The Convertible Note and accrued interest shall be due and payable by the 24 months following the date of issuance (i.e., the maturity date is July 24, 2022). The Convertible Note is convertible into certain existing and future shares of the Company. Depending on the timing of the conversion, the conversion price will be determined based on issuance price of the shares to be converted into, times a pre-agreed discount or premium.
2)	the Group borrowed a US$13.0 million loan (“Loan”) with the financial institution. The interest should be accrued at a simple interest rate of 7.5% per annum on the outstanding loan principal, of which 7% per annum is payable annually, and 0.5% per annum is payable on the 24 months after the issuance date of the Loan. The Group shall repay all the outstanding Loans, together with all accrued but unpaid interest in full after 24 months from the issuance date of the Loan (i.e., July 24, 2022).
3)	the Group issued an option (“Option”) to the financial institution that allow the financial institution to purchase the Group’s certain preferred shares at a pre-agreed certain percentage multiplying the issuance price depending on the timing of the exercise of the Option, and the round of the preferred shares to be issued within the next 24 months. The aggregate exercise price of the Option is up to the outstanding Loan principal.

The Option is considered a freestanding financial liability under ASC 480 and measured at its issuance date fair value in accordance with ASC 480-10-55. Proceeds received from the financial institution were first allocated to the Option based on its initial fair value. The initial fair value of the Option was RMB15.4 million. The Option were marked to the market with the changes in the fair value of option liability recorded in the consolidated statements of operations and comprehensive loss. As of December 31, 2021, the balance of the Option was reduced to zero as the Option was waived upon the right to exercise the Option to purchase certain preferred shares declared as null and void by the financial institution. Accordingly, the gain of RMB10.3 million was recognized in the change in fair value of option and embedded conversion feature in the consolidated statement of operations and comprehensive loss during the year ended December 31, 2021.

The total proceeds of the Convertible Note and the Loan, net of issuance cost, of US$39.9 million (RMB278.9 million) was received by the Company in July 2020. The Convertible Note and the Loan was fully redeemed by the Group on July 9, 2021.